Exhibit 99.1

Signet Jewelers Completes Strategic Outsourcing of Credit Portfolio

Completes Sale of Existing Non-Prime Receivables and Implements Forward-Flow Non-Prime Receivables Purchase Arrangement

Continues to Expect $475 million in Share Repurchases in Fiscal 2019

HAMILTON, Bermuda, July 2, 2018 – Signet Jewelers Limited (“Signet”) (NYSE:SIG), the world’s largest retailer of diamond jewelry, announced today the completion of the final phase of its strategic outsourcing of credit through the sale of its existing non-prime receivables and implementation of a forward flow purchase arrangement for future non-prime receivables with funds managed by CarVal Investors and Castlelake, L.P.

With the closing of this transaction, Signet has transitioned to a fully outsourced credit structure while maintaining a full spectrum of category-leading financing and lease options for consumers. The outsourced credit structure allows the company to enhance its strategic and operational focus on its core jewelry retail business as it executes the Signet Path to Brilliance transformation plan. In addition, the sale of the credit accounts receivable significantly reduces Signet’s balance sheet risk and lowers working capital needs, as well as enabling the company to return significant capital to shareholders.

At closing, Signet sold 70 percent of its existing non-prime receivables to funds managed by CarVal Investors and the remaining 30 percent to funds managed by Castlelake, L.P. Under the previously announced agreements, CarVal and Castlelake will also purchase newly originated receivables arising from Signet’s non-prime accounts at a discount rate as determined in the agreements. Investment funds managed by CarVal Investors will purchase 70 percent of the forward flow non-prime receivables and funds managed by Castlelake L.P. will purchase 30 percent of the forward flow non-prime receivables.

Signet received $445.5 million in cash proceeds from the sale of existing non-prime receivables excluding transaction costs, net of a 5 percent holdback. The holdback may be paid out at the end of two years depending on the performance of such receivables in that period. The company expects to use the proceeds, along with cash on hand, to repurchase shares. Signet continues to expect to repurchase $475 million in shares in Fiscal 2019 of which $60 million was repurchased in the first quarter of Fiscal 2019.

The sale of the non-prime portion of Signet’s credit portfolio follows the previously executed prime credit transaction and strategic partnership with ADS, the implementation of our lease financing option through Progressive Leasing, and the outsourcing of the servicing of the non-prime credit program to Genesis Financial Solutions, Inc.

There are no customer or store-facing systems integration activities required of Signet with respect to this transaction and the Company does not expect any changes to the current credit application process for non-prime customers.

About Signet

Signet Jewelers Limited is the world's largest retailer of diamond jewelry.  Signet operates over 3,500 stores primarily under the name brands of Kay Jewelers, Zales, Jared The Galleria Of Jewelry, H.Samuel, Ernest Jones, Peoples, Piercing Pagoda, and JamesAllen.com. Further information on Signet is available at www.signetjewelers.com. See also http:/www.kay.com, http://www.zales.com, http://www.jared.com, http://www.hsamuel.co.uk, http://www.ernestjones.co.uk, http://www.peoplesjewellers.com, http://www.pagoda.com, and www.jamesallen.com.

About CarVal Investors

CarVal Investors is a leading global alternative investment fund manager focused on distressed and credit-intensive assets and market inefficiencies. Since 1987, CarVal has invested $104 billion in 5,300 transactions across 79 countries. CarVal Investors employs over 160 people in the U.S., Europe and Asia, including 73 investment professionals with specialization in distressed corporate securities, liquidations, loan portfolios and structured credit. For more information, please visit www.carvalinvestors.com.

About Castlelake

Castlelake, L.P. is a global private investment firm focused on investments in alternative assets, sub-performing notes, dislocated industries and special situations, and is an experienced leader in aircraft ownership and servicing. With primary offices in Minneapolis and London, the Castlelake team comprises more than 130 professionals. As of March 31, 2018, Castlelake manages private funds and debt vehicles with approximately $13 billion in assets, on behalf of its investors, including endowments, foundations, public and private pension plans, private funds, family offices, insurance companies and sovereign wealth funds. For more information, please visit www.castlelake.com.

Signet Safe Harbor
This release contains statements which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, based upon management’s beliefs and expectations as well as on assumptions made by and data currently available to management, appear in a number of places throughout this document and include statements regarding, among other things, Signet’s results of operation, financial condition, liquidity, prospects, growth, strategies and the industry in which Signet operates. The use of the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “target,” and other similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, including but not limited to, our ability to implement Signet's transformation initiative, the effect of federal tax reform and adjustments relating to such impact on the completion of our quarterly and year-end financial statements, changes in interpretation or assumptions, and/or updated regulatory guidance regarding the U.S. tax reform, the benefits and outsourcing of the credit portfolio sale including technology disruptions, future financial results and operating results, the impact of weather-related incidents on Signet’s business, the benefits and integration of R2Net, general economic conditions, potential regulatory changes or other developments following the United Kingdom’s announced intention to negotiate a formal exit from the European Union, a decline in consumer spending, the merchandising, pricing and inventory policies followed by Signet, the reputation of Signet and its brands, the level of competition in the jewelry sector, the cost and availability of diamonds, gold and other precious metals, regulations relating to customer credit, seasonality of Signet’s business, financial market risks, deterioration in customers’ financial condition, exchange rate fluctuations, changes in Signet’s credit rating, changes in consumer attitudes regarding jewelry, management of social, ethical and environmental risks, the development and maintenance of Signet’s omni-channel retailing, security breaches and other disruptions to Signet’s information technology infrastructure and databases, inadequacy in and disruptions to internal controls and systems, changes in assumptions used in making accounting estimates relating to items such as extended service plans and pensions, risks related to Signet being a Bermuda corporation, the impact of the acquisition of Zale Corporation on relationships, including with employees, suppliers, customers and competitors, an adverse decision in legal or regulatory proceedings, deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets or intangible assets or other adverse financial consequences, including tax consequences related thereto, especially in view of the Company’s recent market valuation and our ability to successfully integrate Zale Corporation’s operations and to realize synergies from the transaction.

For a discussion of these and other risks and uncertainties which could cause actual results to differ materially from those expressed in any forward-looking statement, see the "Risk Factors" section of Signet's Fiscal 2018 Annual Report on Form 10-K filed with the SEC on April 2, 2018 and quarterly reports on Form 10-Q filed with the SEC. Signet undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Investors:
Randi Abada
SVP Corporate Finance Strategy & Investor Relations
randi.abada@signetjewelers.com
+1 330 668 3489

Media:
David Bouffard
VP Corporate Affairs
david.bouffard@signetjewelers.com
+1 330 668 5369